Exhibit 10.4

                                     FORM OF
                                VOTING AGREEMENT

                                 March __, 1997


Pemi Bancorp, Inc.
51 Highland Street
Plymouth, New Hampshire 03264-0029

Ladies and Gentlemen:

         The undersigned (the "Stockholder") beneficially owns and has sole or shared voting power with respect to the number of shares of the common stock, par value $5.00 per share (the "Shares"), of The Berlin City Bank, a New Hampshire chartered commercial bank (the "Purchaser"), indicated opposite the Stockholder's name on Schedule 1 attached hereto.

         Simultaneously with the execution of this letter agreement, Purchaser, Northway Financial, Inc., a New Hampshire chartered corporation wholly owned by Purchaser ("Parent"), Pemi Bancorp, Inc. (the "Company") and Pemigewasset National Bank, a national bank and wholly-owned subsidiary of the Company (the "Bank") are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing, among other things, for the merger (the "Merger") of the Company with and into Parent, which, as of a date immediately preceding the Merger, will own all of the issued and outstanding stock of Purchaser. The undersigned understands that the Company has undertaken and will continue to undertake substantial expenses in connection with the negotiation and execution of the Merger Agreement and the subsequent actions necessary to consummate the Merger and the other transactions contemplated by the Merger Agreement.

         In consideration of, and as a condition to, the Company's entering into the Merger Agreement, and in consideration of the expenses incurred and to be incurred by the Company in connection therewith, the Stockholder and the Company agree as follows:

         1. AGREEMENT TO VOTE IN FAVOR OF MERGER. The Stockholder (a) shall vote or cause to be voted all of the Shares that such Stockholder shall be entitled to so vote, whether such Shares are beneficially owned by such Stockholder on the date of this letter agreement or are subsequently acquired, at the special or any other meeting of Purchaser's stockholders to be called and held following the date hereof, in favor of the approval of the Merger Agreement and the Merger and (b) shall vote or cause to be voted all such Shares, at such special meeting or any other meeting of Purchaser's stockholders following the date hereof, against the approval of any other agreement providing for a merger, acquisition, consolidation, sale of a material amount of assets or other business combination of Purchaser or Parent with any person or entity other than the Company or the Bank; except, in the case of either (a) or (b), to the extent required by applicable law relating to fiduciary obligations of directors upon advice of counsel.

         2. RESTRICTIONS ON SALE OR OTHER DISPOSITION OF SHARES. The Stockholder will not sell, assign, transfer or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in paragraph 3 below)), or permit to be sold, assigned, transferred or otherwise disposed of, any Shares owned by the Stockholder, whether such Shares are held by the Stockholder on the date of this letter agreement or are subsequently acquired, except (a) transfers by will or by operation of law, in which case this letter agreement shall bind the transferee, (b) transfers pursuant to any pledge agreement, subject to the pledgee agreeing in writing to be bound by the terms of this letter agreement,
(c) transfers in connection with estate planning purposes, including transfers to relatives, trusts and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of this letter agreement, (d) transfers to any other stockholder of Purchaser who has executed a copy of this letter agreement on the date hereof with respect to some or all of the Shares held by such stockholder, and (e) as the Company may otherwise agree in writing in its sole discretion. The Company shall have the option to elect to have any existing certificates representing Shares subject to this letter agreement canceled and reissued bearing the following legend:

         "THIS CERTIFICATE, AND THE SHARES REPRESENTED HEREBY, ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS CONTAINED IN A VOTING AGREEMENT BY AND BETWEEN THE PEMI BANCORP, INC. AND THE BENEFICIAL OWNER OF THESE SHARES AND MAY BE TRANSFERRED ONLY IN COMPLIANCE THEREWITH. COPIES OF THE ABOVE-REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE BERLIN CITY BANK."

         3. REPRESENTATIONS. The Stockholder represents that the Stockholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this letter agreement. The Stockholder further represents that this letter agreement constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms. Except as set forth on Schedule 1, the Stockholder represents that the Stockholder beneficially owns the number of Shares indicated opposite such Stockholder's name on said Schedule 1, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever ("Liens"), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares.

         4. TERM. Notwithstanding anything herein to the contrary, the agreements contained herein shall remain in full force and effect until the earlier of (i) the consummation of the Merger or (ii) the termination of the Merger Agreement in accordance with Article VIII thereof.

         5. EQUITABLE REMEDIES. The Stockholder has signed this letter agreement intending to be bound thereby. The Stockholder expressly agrees that this letter agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against the Stockholder. All of the covenants and agreements contained in this letter agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

         6. MISCELLANEOUS. This letter agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument. No waivers of any breach of this letter agreement extended by the Company to the Stockholder shall be construed as a waiver of any rights or remedies of the Company with respect to any other stockholder of Purchaser who has executed a copy of this letter agreement with respect to Shares held by such stockholder or with respect to any subsequent breach of the Stockholder or any other such stockholder of Purchaser. This letter agreement is deemed to be signed as a sealed instrument and is to be governed by the laws of the State of New Hampshire, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.


         Please confirm our agreement by signing a copy of this letter.

                                                     Very truly yours,




                                                     --------------------------
                                                     Name:




AGREED TO AND ACCEPTED
AS OF MARCH ____, 1997

PEMI BANCORP, INC.



By:
     ------------------------------------------------
     Fletcher W. Adams
     Chairman, President and Chief Executive Officer

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                                   Schedule 1

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     Name of             Number of Shares                Shares
   Stockholder          Beneficially Owned          Subject to Pledge
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